UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2012
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective immediately prior to the 2012 annual meeting of shareholders (the "2012 Annual Meeting") of IDACORP, Inc. ("IDACORP") held in Boise, Idaho on May 17, 2012, Mr. Richard G. Reiten retired from the boards of directors of IDACORP and its primary subsidiary, Idaho Power Company ("Idaho Power"). Mr. Reiten's retirement was in accordance with IDACORP's and Idaho Power's bylaws and corporate governance guidelines, which impose a mandatory retirement age of 72. Mr. Reiten served with distinction as a member of the boards of directors of IDACORP and Idaho Power since 2004. Upon Mr. Reiten’s retirement, the boards of directors of IDACORP and Idaho Power will each consist of 10 members.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2012 Annual Meeting, IDACORP's shareholders approved an amendment to IDACORP's articles of incorporation, as amended, as described in IDACORP's definitive proxy statement, dated April 6, 2012, relating to the 2012 Annual Meeting (the "2012 Proxy Statement"). The amendment provides for declassification of IDACORP's board of directors, phased-in over a three year period commencing at the 2013 annual meeting of shareholders. On May 18, 2012, IDACORP filed articles of amendment (the "IDACORP Articles of Amendment") to its articles of incorporation, as amended, with the Secretary of State of the State of Idaho, setting forth provisions to eliminate the classification of the IDACORP board of directors. A copy of the IDACORP Articles of Amendment are filed as Exhibit 3.13 to this Current Report on Form 8-K and incorporated herein by reference. This description of the IDACORP Articles of Amendment is qualified in its entirety by reference to such exhibit.

On May 18, 2012, Idaho Power filed articles of amendment (the "Idaho Power Articles of Amendment") to its restated articles of incorporation, as amended, with the Secretary of State of the State of Idaho, setting forth provisions to eliminate the classification of the Idaho Power board of directors. A copy of the Idaho Power Articles of Amendment are included as Exhibit 3.14 to this Current Report on Form 8-K and incorporated herein by reference. This description of the Idaho Power Articles of Amendment is qualified in its entirety by reference to such exhibit.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2012 Annual Meeting, four proposals were submitted to shareholders as described in the 2012 Proxy Statement. The proposals and the results of the shareholder votes were as follows:

Proposal to elect four directors for three-year terms	For	Withheld	Broker Non-Votes
C. Stephen Allred	36,357,197	537,171	6,523,898
Christine King	36,041,590	852,778	6,523,898
Gary G. Michael	36,287,571	606,797	6,523,898
Jan B. Packwood	36,303,198	591,170	6,523,898
The nominations were made by the IDACORP board of directors. The nominees were current members of the IDACORP board of directors at the date of the 2012 Annual Meeting. All of IDACORP’s nominees were elected, with each nominee receiving a plurality of the votes cast. In addition, then incumbent directors whose terms of office continued after the 2012 Annual Meeting were as follows: Richard J. Dahl, Judith A. Johansen, J. LaMont Keen, Joan H. Smith, Robert A. Tinstman, and Thomas J. Wilford.

Proposal to ratify the appointment of Deloitte & Touche LLP as IDACORP’s independent registered public accounting firm for the year ending December 31, 2012	For	Against	Abstentions	Broker Non-Votes
	42,901,488	320,432	196,346	—
The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

Advisory resolution to approve executive compensation	For	Against	Abstentions	Broker Non-Votes
	34,126,409	1,749,530	1,018,429	6,523,898
The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

Proposal to amend IDACORP, Inc.'s articles of incorporation, as amended, to eliminate the classification of the IDACORP, Inc. board of directors	For	Against	Abstentions	Broker Non-Votes
	35,965,188	704,639	224,541	6,523,898

The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being furnished as part of this report.

Exhibit Number	Description

3.13	Articles of Amendment to the Articles of Incorporation, as amended, of IDACORP, Inc., as filed with the Secretary of State of the State of Idaho on May 18, 2012

3.14	Articles of Amendment to the Restated Articles of Incorporation, as amended, of Idaho Power Company, as filed with the Secretary of State of the State of Idaho on May 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  May 21, 2012
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President - Administrative Services and Chief Financial Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.13	Articles of Amendment to the Articles of Incorporation, as amended, of IDACORP, Inc., as filed with the Secretary of State of the State of Idaho on May 18, 2012

3.14	Articles of Amendment to the Restated Articles of Incorporation, as amended, of Idaho Power Company, as filed with the Secretary of State of the State of Idaho on May 18, 2012